UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2006

CORNELL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14472	76-0433642
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1700 West Loop South, Suite 1500
Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 623-0790

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On November 7, 2006, Cornell held an investor and analyst telephone conference call to discuss certain financial results for the three and nine months ended September 30, 2006. The written transcript of the call is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit. Cornell is not undertaking to update this transcript.

Item 8.01 Other Events

On November 7, 2006, Cornell held an investor and analyst telephone conference call to discuss certain financial results for the three and nine months ended September 30, 2006.  Please refer to the information in Item 7.01 above.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Written transcript from investor and analyst telephone conference held November 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNELL COMPANIES, INC.
Dated: November 9, 2006

	By:	/s/ Patrick N. Perrin
Patrick N. Perrin
Senior Vice President, Chief Administrative Officer, and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Written transcript from investor and analyst telephone conference call held November 7, 2006.